UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2018

ADM ENDEAVORS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191618	45-0459323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 N. 3rd Street, Bismarck, ND	58501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (701) 226-9058

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

ADM Endeavors, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2018 (the “Initial Report”), which disclosed the completion of the Company’s acquisition of Just Right Products, Inc., a Texas corporation (“JRP”).

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 is being filed solely to provide the information required by Item 9.01 of Form 8-K and does not amend the Initial Report in any manner other than such Item 9.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Audited financial statements of JRP as of and for the years ended December 31, 2017 and 2016, including the Independent Registered Public Accounting Firm’s Report thereon, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information as of and for the year ended December 31, 2017, is filed Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

See the Exhibit Index following the signature page of this Registration Statement, which Exhibit Index is incorporated herein by reference.

Number	Description

99.1	Audited financial statements of Just Right Products, Inc. as of and for the years ended December 31, 2017 and 2016, including the Independent Registered Public Accounting Firm’s Report thereon, and the notes related thereto.
99.2	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Endeavors, Inc.

Date: August 21, 2018	By:	/s/ Ardell Mees
Ardell Mees, Chief Executive Officer